UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 14, 2018

INGREDION INCORPORATED

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-13397	22-3514823
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Westbrook Corporate Center, Westchester, Illinois	60154-5749
(Address of Principal Executive Offices)	(Zip Code)

(708) 551-2600

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers, Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On December 14, 2018 Ingredion Incorporated (the “Company”) and Christine M. Castellano, Senior Vice President, General Counsel, Corporate Secretary and Chief Compliance Officer of the Company, entered into a Confidential Separation Agreement and General Release, dated December 14, 2018 (the “Release Agreement”) relating to her resignation from such positions. Her resignation will be effective February 1, 2019.

(e) Pursuant to the Release Agreement and subject to certain conditions contained therein, Ms. Castellano will receive: (1) a payment in the amount of $416,108; (2) a payment representing her cash incentive bonus under the Company’s annual incentive plan in the amount of $120,406; and (3) a payment equal to the value of 1,248 shares of the Company’s stock multiplied by the closing price of the Company’s stock on January 31, 2019. In addition, Ms. Castellano will receive certain additional benefits from the Company, including: the full cost of premium payments for Ms. Castellano’s and her eligible dependents’ continued COBRA coverage for twelve months, the cost of outplacement services up to $8,500, the cost of Ms. Castellano’s 2018 executive annual physical and a payment of up to $10,000 to her attorney for legal fees incurred in connection with the Release Agreement. The Release Agreement also includes non-competition, non-solicitation, confidentiality and release provisions.

The foregoing summary of the terms of the Release Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Release Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is being furnished as part of this report:

Exhibit Number	Description

10.1	Confidential Separation Agreement and General Release, dated December 14, 2018, by and between Christine M. Castellano and Ingredion Incorporated

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INGREDION INCORPORATED

Date: December 17, 2018	By:	/s/ James D. Gray
James D. Gray
Executive Vice President and Chief Financial Officer

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